UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2025

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, Florida 33316

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 745-5815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	SBEV	NYSE American LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 9, 2025 and October 24, 2025, Splash Beverage Group, Inc. (the “Company”) sold to two accredited investors shares of Series A-1 Convertible Redeemable Preferred Stock (the “Series A-1”), together with a total of 100,000 one-year Class A Warrants (the “A Warrants”) and 100,000 five-year Class B Warrants (the “B Warrants” and together with the A Warrants, the “Warrants”) for total gross proceeds of $400,000.

The material terms of the Series A-1 and Warrants, and certain other agreements and rights related to investments therein are summarized in the Company’s Current Report on Form 8-K filed on June 26, 2025 (the “Prior 8-K”). The terms of the investments disclosed herein are the same as those described in the Prior 8-K.

In exchange for $250,000, the Company also expects to sell an additional 250 shares of Series A-1 and 62,500 accompanying A Warrants and B Warrants, respectively, in November 2025 to one of the accredited investors referred to herein.

The foregoing summary of the Series A-1 and the Warrants and related agreements and rights does not purport to be complete and is qualified in its entirety by reference to the form of such documents, copies of which are filed as exhibits to the Prior 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

The Company is also voluntarily filing updated Risk Factors as Exhibit 99.1 to this Current Report on Form 8-K to provide updated disclosure to the investing public on certain of the risks and uncertainties with respect to the Company and its securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3.1	Certificate of Designations, Preferences Rights and Limitations of the Series A-1 Convertible Redeemable Preferred Stock	8-K	June 26th, 2025	3.1	Filed
4.1	Form of A Warrant	8-K	June 26th, 2025	4.1	Filed
4.2	Form of B Warrant	8-K	June 26th, 2025	4.2	Filed
10.1	Form of Securities Purchase Agreement	8-K	June 26th, 2025	10.1	Filed
99.1	Risk Factors				Furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025

SPLASH BEVERAGE GROUP, INC.

By:	/s/ Robert Nistico
Robert Nistico, Chief Executive Officer